SCHEDULE 14A
                                           (RULE 14A-101)
                              INFORMATION REQUIRED IN PROXY STATEMENT
                                      SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(A) of the Securities
                                        Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      PILGRIM EMERGING MARKETS FUND, INC.
                        PILGRIM NATURAL RESOURCES TRUST
                        PILGRIM VARIABLE INSURANCE TRUST
                        PILGRIM VARIABLE PRODUCTS TRUST
                               USLICO SERIES FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                                  PILGRIM FUNDS

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                 January 7, 2002

Dear Valued Contract Holder/Participant:

     On behalf of the Boards of Directors/Trustees ("Board") of the Pilgrim Funds, we are pleased to invite you to a special meeting of shareholders ("Special Meeting"), to be held at 8:00 a.m. Local time, on February 21, 2002, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     ING Pilgrim Investments, LLC ("ING Pilgrim"), the investment adviser to your Fund(s) is an indirect wholly owned subsidiary of ING Groep N.V. ("ING"). ING, which is headquartered in Amsterdam, is a global financial institution active in the fields of asset management, insurance and banking. ING has embarked upon a plan to integrate the boards of directors of various mutual fund groups managed by some of its U.S. subsidiaries. In this regard, on December 17, 2001, ING proposed and the Board approved the various measures necessary to combine the Board with the boards of various other ING fund groups to form one common unified board ("Unified Board"). The Board also approved changing the name of the Pilgrim Funds. Effective March 1, 2002, the integrated ING fund groups will be called the "ING Funds."

     The formation of the Unified Board will require your vote. Specifically, to create the Unified Board you will be asked to approve a group of nominees, which include all of the members of the current Board. If elected by shareholders, the Unified Board would consist of 12 Directors overseeing a fund group consisting of approximately 112 mutual funds. Shareholders of certain Pilgrim Funds will also be asked to approve a change in their Funds' respective charters to permit greater flexibility with respect to the size of the Board.

     At the Special Meeting you will be asked to consider and approve this and other proposals. Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. All of the proposals have been approved by the Board. We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Special Meeting.

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                           IN FAVOR OF THE PROPOSALS.

     The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive one Proxy Ballot for each account. Please vote and return each Ballot that you receive.

     We look forward to your attendance at the Special Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Special Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.

                                           Sincerely,

                                           /s/ James M. Hennessy

                                           James M. Hennessy
                                           Chief Executive Officer and President

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF

                       PILGRIM EMERGING MARKETS FUND, INC.
                          Pilgrim Emerging Markets Fund

                         PILGRIM NATURAL RESOURCES TRUST
                         Pilgrim Natural Resources Trust

                        PILGRIM VARIABLE INSURANCE TRUST
                        Pilgrim VIT Worldwide Growth Fund

                         PILGRIM VARIABLE PRODUCTS TRUST
                        Pilgrim VP Convertible Portfolio
                      Pilgrim VP Growth & Income Portfolio
                       Pilgrim VP Growth + Value Portfolio
                    Pilgrim VP International Value Portfolio
                      Pilgrim VP LargeCap Growth Portfolio
                   Pilgrim VP SmallCap Opportunities Portfolio
                  Pilgrim VP Research Enhanced Index Portfolio
                      Pilgrim VP High Yield Bond Portfolio
                          Pilgrim VP MagnaCap Portfolio
                    Pilgrim VP Growth Opportunities Portfolio
                    Pilgrim VP MidCap Opportunities Portfolio

                               USLICO SERIES FUND
                           Asset Allocation Portfolio
                                 Bond Portfolio
                             Money Market Portfolio
                                 Stock Portfolio

To Contract Holders/Participants:

PLEASE TAKE NOTE THAT a special meeting of shareholders ("Special Meeting") of the Pilgrim Funds named above will be held at 8:00 a.m. Local time, on February 21, 2002, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the purpose of considering and voting upon:

     1. To elect 12 members of the Boards of Directors/Trustees to hold office until the election and qualification of their successors.

     2. Approval of amendments to Articles of Incorporation or Declarations of Trust, as the case may be, for some of the Funds to permit the Boards to determine the number of Directors/Trustees to the Funds.

     3.   Confirmation of KPMG LLP as current independent auditors of certain
          Funds.

     4. Such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

     Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

           THE BOARDS OF DIRECTORS/TRUSTEES UNANIMOUSLY RECOMMEND THAT
                      YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on December 17, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof.


By Order of the Boards of Directors/Trustees

/s/ Kimberly A. Anderson

Kimberly A. Anderson
Secretary

January 7, 2002


              YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER
              OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR
          PROXY BALLOT(S) TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
               YOU MAY ALSO VOTE IN PERSON AT THE SPECIAL MEETING.

                                 PROXY STATEMENT
                                 JANUARY 7, 2002

                       PILGRIM EMERGING MARKETS FUND, INC.
                          Pilgrim Emerging Markets Fund

                         PILGRIM NATURAL RESOURCES TRUST
                         Pilgrim Natural Resources Trust

                        PILGRIM VARIABLE INSURANCE TRUST
                        Pilgrim VIT Worldwide Growth Fund

                         PILGRIM VARIABLE PRODUCTS TRUST
                        Pilgrim VP Convertible Portfolio
                      Pilgrim VP Growth & Income Portfolio
                       Pilgrim VP Growth + Value Portfolio
                    Pilgrim VP International Value Portfolio
                      Pilgrim VP LargeCap Growth Portfolio
                   Pilgrim VP SmallCap Opportunities Portfolio
                  Pilgrim VP Research Enhanced Index Portfolio
                      Pilgrim VP High Yield Bond Portfolio
                          Pilgrim VP MagnaCap Portfolio
                    Pilgrim VP Growth Opportunities Portfolio
                    Pilgrim VP MidCap Opportunities Portfolio

                               USLICO SERIES FUND
                           Asset Allocation Portfolio
                                 Bond Portfolio
                             Money Market Portfolio
                                 Stock Portfolio

          (each, a "Company" and collectively, the "Companies" and, if applicable, each portfolio of a Company listed above is referred to as a "Fund" or a "Pilgrim Fund" and,
       collectively with those Companies that do not have any portfolios, the "Funds" or the "Pilgrim Funds")

                            TOLL FREE: (866) 515-0312
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, AZ 85258-2034

--------------------------------------------------------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 21, 2002
--------------------------------------------------------------------------------

WHO IS ASKING FOR MY VOTE?

     The Board of Directors or Trustees (collectively, the "Board") of each portfolio of each Company listed above, or if applicable, each of its portfolios that are also listed above (each such portfolio is referred to as, a "Fund" or a "Pilgrim Fund" and, collectively with those Companies that do not have any portfolios, the "Funds" or "Pilgrim Funds") is sending this Proxy Statement and the enclosed Proxy Ballot(s) to you and all other contract holders and participants. (For ease of reference, the term "Director" shall hereinafter be used to refer to both Directors and Trustees unless the context requires otherwise.) The Board is soliciting your vote for a special meeting of shareholders of each Fund ("Special Meeting").

WHY IS THE SPECIAL MEETING BEING HELD?

     ING Pilgrim Investments, LLC ("ING Pilgrim"), the investment adviser to each of the Pilgrim Funds is an indirect wholly owned subsidiary of ING Groep N.V. ("ING"). ING, which is headquartered in Amsterdam, is a global financial institution active in the fields of asset management, insurance and banking. ING has embarked upon a plan to consolidate the boards of directors of various mutual fund groups managed by some of its U.S. subsidiaries. In this regard, on December 17, 2001, ING proposed and the Board approved the various measures necessary to combine the Board with the boards of various other ING fund groups to form one common unified board ("Unified Board"). The Board has also approved changing the name of the Pilgrim Funds. Effective May 1, 2002, the integrated ING fund groups will be called the "ING Funds."

     The formation of the Unified Board will require your vote. Specifically, to create the Unified Board you will be asked to approve a group of nominees, which includes all of the members of the current Board. If elected by shareholders, the Unified Board would consist of 12 Directors overseeing a fund group consisting of approximately 112 mutual funds. Shareholders of certain Pilgrim Funds will also be asked to approve a change in their Funds' respective charters to permit greater flexibility with respect to the governance of the Fund. The Board considered the following reasons, among others, prior to voting in favor of the Unified Board:

     * The knowledge, background and experience of the Nominees would benefit the Funds and their shareholders.

     * Representations from ING management that a Unified Board would facilitate ING's ability to devote resources to its fund groups in a more efficient manner. It would better enable ING to implement a business plan that emphasizes mutual funds and variable contracts as a core part of its U.S. business strategy, and would better enable representatives from management to participate in the governance process for mutual funds managed by ING entities.

     * The Pilgrim Funds and management would benefit from such efficiencies in fund governance and shareholders interests would be more effectively represented if the same individuals serve on each of the boards of the ING fund groups.

     In addition to the integration measures described above, the shareholders of certain Pilgrim Funds will also be asked to confirm the selection of independent auditors.

WHICH PROPOSALS APPLY TO MY FUND?

     The following table identifies each proposal to be presented at the Special Meeting of shareholders (each, a "Proposal") and the Funds whose shareholders the Board is soliciting with respect to that Proposal:

--------------------------------------------------------------------------------
     PROPOSAL                                              AFFECTED FUNDS
--------------------------------------------------------------------------------
1.   To elect 12 members of the Board to hold office       All Funds
     until the election and qualification of their
     successors.

2.   Approval of Amendment(s) to Declaration of Trust      Pilgrim Variable Insurance Trust:
     or Trust Instrument, as the case may be.              ---------------------------------
                                                           Pilgrim VIT Worldwide Growth Fund

                                                           Pilgrim Variable Products Trust:
                                                           --------------------------------
                                                           Pilgrim VP Convertible Portfolio
                                                           Pilgrim VP Growth & Income Portfolio
                                                           Pilgrim VP Growth + Value Portfolio
                                                           Pilgrim VP International Value Portfolio
                                                           Pilgrim VP LargeCap Growth Portfolio
                                                           Pilgrim VP SmallCap Opportunities Portfolio
                                                           Pilgrim VP Research Enhanced Index Portfolio
                                                           Pilgrim VP High Yield Bond Portfolio
                                                           Pilgrim VP MagnaCap Portfolio
                                                           Pilgrim VP Growth Opportunities Portfolio
                                                           Pilgrim VP MidCap Opportunities Portfolio

                                                           USLICO Series Fund:
                                                           ------------------
                                                           Asset Allocation Portfolio
                                                           Bond Portfolio
                                                           Money Market Portfolio
                                                           Stock Portfolio

3.   Confirmation of KPMG LLP as current independent       Pilgrim Emerging Markets Fund, Inc.
     auditors.                                             Pilgrim Natural Resources Trust
                                                           Pilgrim VIT Worldwide Growth Fund
                                                           Pilgrim VP Convertible Portfolio
                                                           Pilgrim VP Growth & Income Portfolio
                                                           Pilgrim VP Growth + Value Portfolio
                                                           Pilgrim VP International Value Portfolio
                                                           Pilgrim VP LargeCap Growth Portfolio
                                                           Pilgrim VP SmallCap Opportunities Portfolio
                                                           Pilgrim VP Research Enhanced Index Portfolio
                                                           Pilgrim VP High Yield Bond Portfolio
                                                           Pilgrim VP MagnaCap Portfolio
                                                           Pilgrim VP Growth Opportunities Portfolio
                                                           Pilgrim VP MidCap Opportunities Portfolio

                                                           USLICO Series Fund:
                                                           ------------------
                                                           Asset Allocation Portfolio
                                                           Bond Portfolio
                                                           Money Market Portfolio
                                                           Stock Portfolio

4.   Such other business as may properly come before       All Funds
     the Special Meeting or any adjournment(s) or
     postponement(s).

WILL THE NAMES OF THE PILGRIM FUNDS CHANGE?

     Yes. The names of the Pilgrim Funds will change to "ING Funds." This is expected to be effective March 1, 2002. Details of the name change affecting your Fund will be provided to you at a later time. You will not be asked to vote on this change.

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Special Meetings for each Fund. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one Proxy Ballot for each Fund you own--because you have the right to vote on the important Proposals concerning your investment in the Fund. Although various Pilgrim entities are, in most cases, the true "shareholders" of the Funds, variable annuity and variable life contract holders (or participants under group contracts, as applicable) generally have the right to instruct those Pilgrim entities how to vote their interests regarding the proposals set forth in the Proxy Statement. Therefore, references to shareholders throughout the proxy materials usually can be read to include contract holders and participants.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot(s) on or about January 7, 2002 to all shareholders of record who are eligible to vote. Shareholders who owned shares in any Pilgrim Fund at the close of business on December 17, 2001 ("Record Date") are eligible to vote. Appendix 1 sets forth the number of shares of each Fund issued and outstanding as of the Record Date. To the best of each Company's knowledge, as of December 12, 2001, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix 2. The word "you" is used in this proxy statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan.

WHO VOTES ON EACH PROPOSAL?

     All shareholders of a Company will vote as a group on Proposals 1 and 2. All shareholders of each Fund will vote separately on each other Proposal.

HOW DO I VOTE?

     In addition to solicitation by mail, certain officers and representatives of the Companies, officers and employees of ING Pilgrim or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on February 21, 2002, at 8:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Special Meeting in person, please notify your Fund by calling 1-800-992-0180.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

     Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the applicable Company at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding Proxy Ballot, or by submitting a notice of revocation to the Company.

WHO PAYS FOR THIS PROXY SOLICITATION?

     ING (or its affiliates) will bare the printing and mailing costs of this proxy solicitation.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     Copies of a Company's Annual Report for the fiscal year ended December 31, 2000 and a Company's corresponding Semi-Annual Report for the period ended June 30, 2001, have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to The Pilgrim Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention:
Literature Fulfillment, or by calling 1-800-992-0180.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders VOTE FOR each of the Proposals applicable to their Fund(s) described in this Proxy Statement.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

WHAT IS THE PROPOSAL?

     The Board has nominated 12 individuals ("Nominees") for election to the Board. Shareholders are asked to elect the Nominees to serve as Directors, each to serve until his or her successor is duly elected and qualified. Information about each Nominee is set forth below. Eight of the Nominees are currently Directors of the Pilgrim Funds and each has consented to continue to serve as a Director if reelected by shareholders. The remaining four Nominees are currently directors of a registered investment company called The GCG Trust ("GCG"), which is managed by Directed Services, Inc. ("DSI"), a subsidiary of ING. Each Nominee has indicated that he or she is willing to serve as a Director of the Pilgrim Funds if elected.

     If approved by shareholders, the Nominees would also serve on the boards of GCG and a registered investment company called Portfolio Partners, Inc. ("PPI"), which is managed by Aetna Life Insurance and Annuity Company ("ALIAC"), another subsidiary of ING. The shareholders of the funds of GCG and PPI are also being asked to approve the creation of the Unified Board.

WHAT IS THE VOTE REQUIRED?

     The affirmative vote of a plurality of the shares of each Company voting at the Special Meeting is required to approve the election of each Nominee to the Fund's Board.

WHO ARE THE NOMINEES?

     For election of Directors at the Special Meeting, the Board has approved the nomination of:

                                 Paul S. Doherty
                                J. Michael Earley
                              R. Barbara Gitenstein
                                  Walter H. May
                               Thomas J. McInerney
                                   Jock Patton
                                David W.C. Putnam
                                 Blaine E. Rieke
                               Robert C. Salipante
                                 John G. Turner
                                Roger B. Vincent
                              Richard A. Wedemeyer

     The proxies will vote for election of each of these Nominees unless you withhold authority to vote for any or all of them in the proxy. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend or the Board may reduce the number of Directors as provided for in the applicable Funds' charter.

     No Director or Nominee is a party adverse to the Companies or any of their affiliates in any material pending legal proceedings, nor does any Director or Nominee have an interest materially adverse to the Companies.

     The following table sets forth information concerning the Nominees:

                                   POSITION(S) TO
  NAME, ADDRESS AND AGE                BE HELD        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS***
  ---------------------                -------        ----------------------------------------------
Paul S. Doherty                    Director           President of Doherty, Wallace, Pillsbury and Murphy, P.C.,
(Age 67)                                              Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc.
7337 E. Doubletree Ranch Rd.                          (1993 - 1998).  Mr. Doherty is a director/trustee of each of the
Scottsdale, Arizona 85258                             Pilgrim Funds.

J. Michael Earley                  Director           President and Chief Executive Officer of Bankers Trust
(Age 56)                                              Company, N.A. (1992 to present). Mr. Earley is a trustee for
7337 E. Doubletree Ranch Rd.                          The GCG Trust (1977 to present).
Scottsdale, Arizona 85258

R. Barbara Gitenstein              Director           President of The College of New Jersey (1999 to present);
(Age 53)                                              Executive Vice President and Provost of Drake University
7337 E. Doubletree Ranch Rd.                          (1992 to 1998); Dr. Gitenstein is a trustee of The GCG Trust
Scottsdale, Arizona 85258                             (1997 to present).

Walter H. May                      Director           Retired.  Mr. May was formerly Managing Director and Director
(Age 65)                                              of Marketing for Piper Jaffray, Inc., an investment banking/
7337 E. Doubletree Ranch Rd.                          underwriting firm. Mr. May is a director/trustee of each of
Scottsdale, Arizona 85258                             the Pilgrim Funds.

Thomas J. McInerney*               Director           Chief Executive Officer and General Manager of ING U.S. Operations
(Age 45)                                              (since December 2000). Mr. McInerney was formerly President of Aetna
7337 E. Doubletree Ranch Rd.                          Financial Services (August 1997 - December 2000), head of National
Scottsdale, Arizona 85258                             Accounts and Core Sales and Marketing for Aetna U.S. Healthcare
                                                      (April 1996-March 1997), head of Corporate Strategies for Aetna Inc.
                                                      (July 1995 - April 1996), and held a variety of line and corporate staff positions with Aetna Inc. since 1978.  Mr. McInerney is a member of the Board National Commission on Retirement Policy, the
                                                      Governor's Council on Economics Competitiveness and Technology of
                                                      Connecticut, the Board of Directors of the Connecticut Business &
                                                      Industry Association, the Board of Trustees of The Bushnell, the
                                                      Board for The Connecticut Forum, and the Board of the MetroHartford
                                                      Chamber of Commerce, and is Chairman of Concerned Citizens for
                                                      Effective Government. Mr. McInerney is a director of Aeltus
                                                      Investment Management, Inc. Mr. McInerney is also a director/trustee of each of the Pilgrim Funds.

Jock Patton                        Director           Private Investor. Director of Hypercom Corporation (since January
(Age 56)                                              1999), and JDA Software Group, Inc. (since January 1999). Mr. Patton
7337 E. Doubletree Ranch Rd.                          is also a Director of Buick of Scottsdale, Inc., National Airlines,
Scottsdale, Arizona 85258                             Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona Rotorcraft,

                                                      Inc. and Director and Chief Executive Officer of Rainbow Multimedia
                                                      Group, Inc.  Mr. Patton was formerly Director of Stuart Entertainment,
                                                      Inc., Director of Artisoft, Inc. (August 1994 - July 1998), President
                                                      and co-owner of StockVal, Inc. (April 1993 - June 1997).  Mr. Patton
                                                      is a director/trustee of each of the Pilgrim Funds.

David W.C. Putnam                  Director           President and Director of F.L. Putnam Securities Company, Inc. and
(Age 62)                                              its affiliates. Mr. Putnam is Director of Anchor Investment Trusts,
7337 E. Doubletree Ranch Rd.                          the Principled Equity Market Trust, and Progressive Capital
Scottsdale, Arizona 85258                             Accumulation Trust. Mr. Putnam was formerly Director of Trust Realty
                                                      Corp. and Bow Ridge Mining Co.  Mr. Putnam is a director/trustee of each of the Pilgrim Funds.

Blaine E. Rieke                    Director           Director, Morgan Chase Trust Co. (1999-present); General Partner of
(Age 68)                                              Huntington Partners, an investment partnership (1997 - present). Mr.
7337 E. Doubletree Ranch Rd.                          Rieke was formerly Chairman and Chief Executive Officer of Firstar
Scottsdale, Arizona 85258                             Trust Company (1973 - 1996). Mr. Rieke was a trustee of each of the
                                                      ING Funds from (1998-2001). Effective February 26, 2001, Mr. Rieke became a director/trustee of each of the Pilgrim Funds.

Robert C. Salipante*               Director           General Manager and President, ING U.S. Financial Services
(Age 45)                                              (2001-present).  Mr. Salipante was formerly General Manager and Chief
7337 E. Doubletree Ranch Rd.                          Executive Officer, ING U.S. Retail Financial Services (2000-2001);
Scottsdale, Arizona 85258                             President and Chief Operating Officer, ReliaStar Financial Corp.
                                                      (1999-2000); Senior Vice President - Personal Financial Services,
                                                      ReliaStar Financial Corp. (1996-1999); Senior Vice President -
                                                      Individual Division and Technology, ReliaStar Financial Corp. (1996);
                                                      Senior Vice President - Strategic Marketing and Technology, ReliaStar
                                                      Financial Corp. (1994-1996).  Mr. Salipante is a member of the Boards of ReliaStar Life Insurance Co. of New York (1995-present); Northern
                                                      Life Insurance Company (1993-present); Golden American Life Insurance
                                                      Company (2001-present); ReliaStar Foundation (1996-present); Deluxe
                                                      Corp. (1996-present); Security Connecticut Life Insurance Company
                                                      (1997-present); College of St. Benedict (2001-present); LIMRA,
                                                      International (1999-present); MDI, Inc. (1996-present) and formerly,
                                                      Director of Washington Square Securities, Inc. (1996-2000); ReliaStar
                                                      Financial Corp.(2000-2001); and ReliaStar United Services Life
                                                      (1995-1998).  Mr. Salipante is currently a trustee, Chairman and
                                                      President of The GCG Trust (November 2001-present).

John G. Turner*                    Director and       Mr. Turner is currently a Trustee and Vice Chairman of ING Americas.
(Age 62)                           Chairman           Mr. Turner is also a Director of the Aetna Funds.  Mr. Turner was
7337 E. Doubletree Ranch Rd.                          formerly Chairman and Chief Executive Officer of ReliaStar Financial
Scottsdale, Arizona 85258                             Corp. and ReliaStar Life Insurance Co. (1993-2000); Chairman of

                                                      ReliaStar United Services Life Insurance Company and ReliaStar Life
                                                      Insurance Company of New York (since 1995); Chairman of Northern Life
                                                      Insurance Company (since 1992); Chairman and Director/Trustee of the
                                                      Northstar affiliated investment companies (since October 1993). Mr.
                                                      Turner was formerly Director of Northstar Investment Management
                                                      Corporation and its affiliates (1993-1999). Mr. Turner is a director of Aeltus Investment Management, Inc. Mr. Turner is also chairman and a director/trustee of each of the Pilgrim Funds.

Roger B. Vincent                   Director           President of Springwell Corporation, a corporate advisory firm (1989
(Age 56)                                              to present); director of AmeriGas Propane, Inc. (1998 to present);
1475 Dunwoody Drive                                   director, Tatham Offshore, Inc. (1996 to 2000); and director of
West Chester, PA 19380                                Petrolane, Inc. (1993-1995).  Mr. Vincent is a trustee of The GCG
                                                      Trust (1994 to present).

Richard A. Wedemeyer               Director           Vice President of The Channel Corporation, an importer of specialty
(Age 65)                                              alloy aluminum products (1996 - present). Mr. Wedemeyer was formerly
7337 E. Doubletree Ranch Rd.                          Vice President of Performance Advantage, Inc., a provider of training
Scottsdale, Arizona 85258                             and consultation services (1992 - 1996), and Vice President,
                                                      Operations and Administration, of Jim Henson Productions (1979 -
                                                      1997). Mr. Wedemeyer is a trustee of the First Choice Funds. Mr.
                                                      Wedemeyer was a trustee of each of the ING Funds. Effective February
                                                      26, 2001, Mr. Wedemeyer became a director/trustee of each of the
                                                      Pilgrim Funds.

* Messrs. McInerney, Salipante, and Turner are each an "interested person" of the Funds as defined in the Investment Company Act of 1940 ("1940 Act") by virtue of their affiliation with ING Pilgrim.

** It is expected that the Nominees will also become nominees for directors/trustees of GCG and PPI. If approved by shareholders of the Pilgrim Funds and the other ING fund groups, the Nominees would oversee a fund group of approximately 112 mutual fund portfolios.

HOW LONG WILL THE DIRECTORS SERVE ON THE BOARD?

     Directors generally hold office until their successors are elected and qualified. A Director may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of a Fund. In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Director who is not an interested person of the Companies, as defined in the 1940 Act ("Independent Directors") shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director and a Director is not required to retire where this would trigger a requirement to hold a shareholder meeting.

DO THE NOMINEES OWN SHARES OF THE FUNDS OR THE INVESTMENT ADVISERS?

     To the best of the Company's knowledge, as of December 12, 2001 no Director or Nominee owned 1% or more of the outstanding shares of any class of a Fund, and the Nominees owned, as a group, less than 1% of the shares of each class of each Fund.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE NOMINEES?

     The Board has nominated a Unified Board consisting of 12 members (9 of whom would be Independent Directors) for overseeing the Pilgrim Funds and other ING fund groups involved in the board consolidation. The Board nominated all of the individuals who currently serve as Directors of the Pilgrim Funds and four of the individuals who currently serve as trustees of GCG.

     Shareholder approval of the four new nominees is required because, under the 1940 Act, the Board may fill vacancies or appoint new directors only if, immediately thereafter, at least two-thirds of the directors have been elected by shareholders.

     The Board and its Nominating Committee met to discuss Board candidates and, after due consideration, recommend to shareholders the Nominees indicated above. In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, background, and experience of the Nominees. The Board and its Nominating Committee also considered other benefits of consolidating the boards, including uniform oversight and standardization of policies. The Board and its Nominating Committees also noted that administrative efficiencies in fund governance may result from board consolidation, since having separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Board also considered representations from ING management that a consolidated board would better enable ING to implement a business plan that emphasizes mutual funds and variable contracts as a core part of its U.S. business strategy, and would better enable representatives from management to participate in the governance process for mutual funds managed by ING entities. The Board and its Nominating Committee also concluded that consolidating the boards should result in a per-fund decrease in director costs to each of the Pilgrim Funds, since directors' fees would be allocated across all funds overseen by the Unified Board.

     ING has represented to the Board that other mutual fund groups managed by affiliates of ING, and in particular GCG and PPI, intend to propose to their shareholders the election of the same persons to serve on the boards of directors of those funds as the Nominees named below. If the Nominees are elected to the boards of GCG and PPI the Nominees would serve on the boards of directors (or trustees) of approximately 22 corporate (or trust) entities that constitute 112 mutual fund portfolios. Moreover, while not currently proposed, it is possible that in the future, yet another mutual fund group managed by a subsidiary of ING could propose a consolidated board to its shareholders, which could increase the size of the consolidated board and, based on the current number of funds in that group, could bring the total mutual fund portfolios overseen by such a consolidated board to 161.

     The compensation arrangements for the Funds have not been changed by the Board, so if shareholders elect the Nominees, their compensation as a Director would be the same as that currently in effect, as discussed later in this Proxy Statement. If these measures are approved by shareholders, the newly constituted Unified Board may choose to consider whether the compensation of the Directors should be changed. If the Nominees are elected as directors of GCG and PPI, the costs of the directors could be spread over a larger number of funds and a larger amount of assets and therefore decrease the costs borne by the Pilgrim Funds.

     If elected by shareholders on the currently scheduled date of the shareholder meeting, the term of the new Directors of the Funds would begin as of the close of business on February 21, 2002.

WHAT ARE THE COMMITTEES OF THE BOARD?

     AUDIT COMMITTEE. The Board has an Audit Committee whose function is to meet with the independent auditors of a Fund to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit

Committee currently consists of Messrs. Doherty, Rieke and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. During the last year, the Committee held 4 meetings.

     VALUATION COMMITTEE. The Board has a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Messrs. Patton, May and Putnam. Mr. Patton serves as Chairman of the Committee. During the last year, the Committee held 4 meetings.

     EXECUTIVE COMMITTEE. The Board has an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee currently consists of Messrs. Turner, May, McInerney and Patton. Mr. Turner serves as Chairman of the Committee. During the last year, the Committee held 2 meetings.

     NOMINATING COMMITTEE. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Messrs. Doherty, May and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the last year, the Committee held 1 meeting.

     The committees that will be used by the Unified Board, if approved by shareholders, is not yet known. ING management has advised the Board that it intends to recommend for the Unified Board the formation of three new committees: the Equity Committee, the International Equity Committee, and the Fixed Income Committee. The purpose will be to provide a committee structure that can enhance oversight of investment activities of the mutual fund portfolios.

HOW OFTEN DOES THE BOARD MEET?

     The Board currently conducts regular meetings four times a year. The Audit and Valuation Committees also meet regularly four times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During 2001, the Board held seven meetings, including regularly scheduled and special meetings.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Each Director who is not also an officer of the Company is compensated for his services according to a fee schedule. Each such Director receives a fee, allocated among the Funds for which he serves as a Director, which consists of an annual retainer component and a per-meeting fee component.

     Unless changed by the Unified Board, the Directors of the Pilgrim Funds will continue to be compensated under the arrangements that are currently in place. Each Pilgrim Fund pays each Independent Director a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 for attendance at any Committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by ING Pilgrim for which the Directors serve in common as directors/trustees.

     The following table has been provided to the Funds by ING Pilgrim and DSI, the investment advisers to the Pilgrim Funds and GCG, respectively, and sets forth information regarding the compensation paid to the Nominees for the year ended December 31, 2001 for service on the boards of their respective ING fund group, as indicated below. Nominees whose names are followed by an asterisk (*) will be Directors who are not Independent Directors of the Funds if elected.

                               PENSION OR      ESTIMATED      AGGREGATE                                                     NUMBER
                               RETIREMENT        ANNUAL     COMPENSATION      AGGREGATE       AGGREGATE      NUMBER OF        OF
                                BENEFITS        BENEFITS      FROM THE      COMPENSATION     COMPENSATION   DIRECTORSHIPS   MUTUAL
  NAME OF DIRECTOR             ACCRUED AS         UPON         PILGRIM      FROM THE GCG     FROM THE PPI   IN THE FUND      FUND
(CURRENT FUND GROUP)          FUND EXPENSES   RETIREMENT**  FUNDS COMPLEX   TRUST COMPLEX   FUNDS COMPLEX     COMPLEX     PORTFOLIOS
--------------------          -------------   ------------  -------------   -------------   -------------     -------     ----------
Paul S. Doherty                    N/A            N/A       $61,187.50           N/A             N/A             22          61
(Pilgrim Funds)
J. Michael Earley
(GCG)                              N/A            N/A            N/A         $50,000.00          N/A              1          29
R. Barbara Gitenstein
(GCG)                              N/A            N/A            N/A         $51,000.00          N/A              1          29
Walter H. May
(Pilgrim Funds)                    N/A            N/A       $76,187.50***        N/A             N/A             22          61
Thomas J. McInerney*
(Pilgrim Funds)                    N/A            N/A            N/A             N/A             N/A             22          61
Jock Patton
(Pilgrim Funds)                    N/A            N/A       $75,187.50***        N/A             N/A             22          61
David W.C. Putnam
(Pilgrim Funds)                    N/A            N/A       $54,687.50           N/A             N/A             22          61
Blaine E. Rieke
(Pilgrim Funds)                    N/A            N/A       $58,854.50           N/A             N/A             22          61
Robert C. Salipante*
(GCG)                              N/A            N/A            N/A             N/A             N/A              1          29
John G. Turner*
(Pilgrim Funds)                    N/A            N/A            N/A             N/A             N/A             22          22
Roger B. Vincent
(GCG)                              N/A            N/A            N/A         $79,000.00***       N/A              1          29
Richard A. Wedemeyer
(Pilgrim Funds)                    N/A            N/A       $51,854.50           N/A             N/A             22          61

* Messrs. McInerney, Salipante and Turner each are deemed to be an "interested person" of the Trust under the 1940 Act because of their affiliations with ING, the parent corporation of DSI, the manager of the Trust.

** The Pilgrim Funds have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by the Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Director for one year of service. At this time, no retirement benefits have been approved by The GCG Trust.

*** Messrs. May, Patton and Vincent receive compensation for serving in the capacity of Lead Director.

WHO WILL BE THE OFFICERS OF THE FUNDS?

     The Company's officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The list of the officers is in Appendix 3.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The Funds do not pay their officers for the services they will provide to the Funds. Instead, the officers, who are also officers or employees of the investment adviser or its affiliates, are compensated by the investment adviser or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

     The Board recommends that shareholders VOTE FOR the election of each of the Nominees to the Board of the Funds subject to their terms commencing and continuing as described above. If any of the Nominees are not elected by shareholders, the current Directors may consider other courses of action.

                                   PROPOSAL 2
                       AMENDMENT TO THE CHARTER DOCUMENTS

WHAT IS THE PROPOSAL?

     The Funds listed below are organized as either a Delaware business trust (collectively the "DE Trusts") or a Massachusetts business trust (collectively, the "MA Trusts"), and each operates under its own charter or organizational document known as either a Declaration of Trust or Trust Instrument (each, a "Charter" and collectively, the "Charters"). The Charters contain various provisions primarily relating to how the Funds conduct business and how they are governed.

DELAWARE BUSINESS TRUSTS:                MASSACHUSETTS BUSINESS TRUSTS:

PILGRIM VARIABLE INSURANCE TRUST:        PILGRIM VARIABLE PRODUCTS TRUST:
---------------------------------        --------------------------------
Pilgrim VIT Worldwide Growth Fund        Pilgrim VP Convertible Portfolio
                                         Pilgrim VP Growth & Income Portfolio
                                         Pilgrim VP Growth + Value Portfolio
                                         Pilgrim VP International Value Portfolio
                                         Pilgrim VP LargeCap Growth Portfolio
                                         Pilgrim VP SmallCap Opportunities Portfolio
                                         Pilgrim VP Research Enhanced Index Portfolio
                                         Pilgrim VP High Yield Bond Portfolio
                                         Pilgrim VP MagnaCap Portfolio
                                         Pilgrim VP Growth Opportunities Portfolio
                                         Pilgrim VP MidCap Opportunities Portfolio

                                         USLICO SERIES FUND:
                                         Asset Allocation Portfolio
                                         Bond Portfolio
                                         Money Market Portfolio
                                         Stock Portfolio

     The Charters currently permit the Board to set the number of Directors that may serve within a defined range. Specifically, the Charters of the DE Trusts and the MA Trusts limit the number of Directors that may serve on the Board to a number between 1 and 12 and 1 and 15, respectively. At the Special Meeting, you will be asked to approve a single amendment to the Charter of your Fund. The purpose of the amendment is to remove the upper limit on the number of Directors that the Board may set from time to time (the "Amendment"). If the Amendment is approved by shareholders, the Board will be able to determine the maximum number of Directors that may serve on the Board without obtaining shareholder approval.

WHY ARE THE CHARTERS BEING AMENDED?

     The Amendment provides the Board greater flexibility in setting the appropriate number of Directors that the MA Trusts and the DE Trusts are permitted to have. As the Pilgrim Funds complex grows or if other mutual fund groups managed by ING subsidiaries come under the Unified Board, the Board may deem it necessary or desirable to increase the size of the Board to maintain appropriate fund governance. If approved by shareholders, the Amendment would permit the Board to do this without the Funds having to bear the costs of soliciting shareholders.

     In addition, for the Pilgrim VIT Worldwide Growth Fund, a series of Pilgrim Variable Insurance Trust, a DE business trust whose Charter limits the number of Directors to 12, the Amendment will be required to form the proposed Unified Board consisting of 12 Directors (Proposal 1).

HOW WILL THE AMENDMENT AFFECT MY RIGHTS AS A SHAREHOLDER?

     The Amendment provides the Board the desired flexibility to set the number of Directors that may serve. However, the rights that you possess as a shareholder under the Charter of your particular Fund and any rights that you possess under applicable laws, including your rights to elect and to remove Directors, will not be changed by the Amendment.

WHAT HAPPENS IF SHAREHOLDERS OF MY FUND DO NOT APPROVE THE PROPOSAL?

     If the Amendment is not approved by a Fund's shareholders, the Fund's existing Charter will remain in effect. You should know that if the shareholders of the Funds of DE Trusts do not approve the Amendment, their Fund will not be able to have all of the members of the Unified Board (Proposal 1) because the number of Board members proposed for the Unified Board exceeds the upper limit established by the DE Trusts' Charter.

WHAT IS THE REQUIRED VOTE?

     For those Funds established as Delaware business trusts, approval of the Amendment requires the affirmative vote of a majority of the Company's shares voting at the Special Meeting. For those Funds organized as Massachusetts business trusts, approval of Amendment requires the affirmative vote of a majority of the Company's outstanding shares.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

     The Board recommends that you VOTE FOR the adoption of the Amendment, with such changes or other additions as the Board may subsequently approve to effectuate the purposes and interests contemplated and described herein.

                                   PROPOSAL 3
                       CONFIRMATION OF INDEPENDENT AUDITOR

WHAT IS THE PROPOSAL?

     The accounting firm of KPMG LLP ("KPMG") currently serves as the independent auditor for the Pilgrim Funds. Approval of shareholders of the following Funds is sought to confirm KMPG as the independent auditor:

                          Pilgrim Emerging Markets Fund
                         Pilgrim Natural Resources Trust
                        Pilgrim VIT Worldwide Growth Fund
                        Pilgrim VP Convertible Portfolio
                      Pilgrim VP Growth & Income Portfolio
                       Pilgrim VP Growth + Value Portfolio
                    Pilgrim VP International Value Portfolio
                      Pilgrim VP LargeCap Growth Portfolio
                   Pilgrim VP SmallCap Opportunities Portfolio
                  Pilgrim VP Research Enhanced Index Portfolio
                      Pilgrim VP High Yield Bond Portfolio
                          Pilgrim VP MagnaCap Portfolio
                    Pilgrim VP Growth Opportunities Portfolio
                    Pilgrim VP MidCap Opportunities Portfolio
                 USLICO Series Fund - Asset Allocation Portfolio
                       USLICO Series Fund - Bond Portfolio
                   USLICO Series Fund - Money Market Portfolio
                      USLICO Series Fund - Stock Portfolio

     Appendix 4 includes further information describing the Funds' relationship with its independent auditor. KPMG also reviews the Funds' Annual Reports to shareholders and filings with the U.S. Securities and Exchange Commission ("SEC"). KPMG would continue to provide these services for the Funds if approved by shareholders.

     KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in any Fund Representatives of KPMG are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

WHAT IS THE VOTE REQUIRED?

     Shareholders of each Fund must separately confirm the independent auditor for that Fund. For each Fund, the affirmative vote of a majority of the shares of that Fund present, in person or by proxy, at the Special Meeting is required to confirm KPMG as the independent auditor.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

     The Board recommends that you VOTE FOR the confirmation of KPMG as independent auditor to examine and to report on the financial statements of the Funds for the fiscal year ending December 31, 2001.

                               GENERAL INFORMATION

WHAT ARE THE VOTING PROCEDURES?

     Shares of the Funds are sold to separate accounts of insurance companies ("Separate Accounts") and are used to fund variable annuity and/or variable life contracts ("Variable Contracts") and in the case of Pilgrim Variable Insurance Trust, Funds are also sold to qualified pension and retirement plans outside of the separate account context. Variable contract owners or participants under group contracts, as applicable who select a Fund for investment through a Variable Contract have a beneficial interest in the Funds, but do not invest directly in or hold shares of the Funds. The Insurance Company that uses the Fund as a funding vehicle, is, in most cases, the true shareholder of the Funds and, as the legal owner of the Funds shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to variable contract owners. Therefore, an Insurance Company will request voting instructions from the variable contract owner and will vote shares or other voting interests in the Separate Account in proportion to voting instructions received.

     Variable contract owners permitted to give instructions to the Funds and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from variable contract owners, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to variable contract owners.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Owners, participants or shareholders, are described as voting for purposes of this Proxy Statement.

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

     The Board has named James M. Hennessy and Michael J. Roland as proxies. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your proxy ballot but did not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT'S NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

     The Funds are not required to hold regular annual meetings and, in order to minimize the Funds costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Funds management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     December 17, 2001 has been chosen as the Record Date to determine shareholders entitled to notice of, and to vote at, the Special Meeting. Each share of each class of a Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shareholders of each Fund at the close of business on December 17, 2001 will be entitled to be present and to give voting instructions for the Funds at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. Appendix 1 sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

     An Insurance Company will vote shares of the Funds held by its Separate Accounts in accordance with instructions received from the variable contract owners. If a variable contract owner executes and returns a proxy but fails to indicate how that vote should be cast, the proxy will be voted in favor of each Proposal. An Insurance Company will also vote shares of the Funds held in each of their respective Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held by the Separate Accounts for which it has received instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts in the aggregate.

     For Pilgrim Variable Products Trust and Pilgrim Natural Resources Trust a majority of the outstanding shares of the Company or Fund entitled to vote, present in person or represented by proxy, must be present to constitute a quorum. For Pilgrim Emerging Markets Fund and Pilgrim Variable Insurance Trust, one-third of the outstanding shares of the Company or Fund entitled to vote, present in person or represented by proxy, must be present to constitute a quorum. For USLICO Series Fund, thirty percent of the outstanding shares of the Company or Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum.

CAN THE MEETINGS BE ADJOURNED?

     If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

                                   APPENDIX 1

      NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE, DECEMBER 17, 2002

            PORTFOLIO                                         SHARES OUTSTANDING
            ---------                                         ------------------

Pilgrim Emerging Markets Fund                                    3,390,685.891
Pilgrim Natural Resources Trust                                  1,933,233.577
Pilgrim VIT Worldwide Growth Fund                                3,096,018.086
Pilgrim VP Convertible Portfolio                                    64,306.716
Pilgrim VP Growth & Income Portfolio                                64,149.514
Pilgrim VP Growth + Value Portfolio                              6,180,736.747
Pilgrim VP Growth Opportunities Portfolio                        2,095,248.590
Pilgrim VP High Yield Bond Portfolio                             3,163,696.409
Pilgrim VP International Value Portfolio                         3,163,696.409
Pilgrim VP LargeCap Growth Portfolio                                96,770.463
Pilgrim VP MagnaCap Portfolio                                      857,819.219
Pilgrim VP MidCap Opportunities Portfolio                          713,870.222
Pilgrim VP Research Enhanced Index  Portfolio                    4,557,468.977
Pilgrim VP SmallCap Opportunities Portfolio                      6,094,776.128
USLICO Series Fund - Asset Allocation Portfolio                    106,087.830
USLICO Series Fund - Bond Portfolio                                  8,214.090
USLICO Series Fund - Money Market Portfolio                         56,702.680
USLICO Series Fund - Stock Portfolio                               139,892.280

                                   APPENDIX 2

                   BENEFICIAL OWNERS OF MORE THAN 5% OF A FUND
                             AS OF DECEMBER 17, 2001

                                                                    CLASS AND TYPE OF    PERCENTAGE OF    PERCENTAGE OF
      FUND                       NAME AND ADDRESS                       OWNERSHIP*           CLASS             FUND
      ----                       ----------------                       ----------           -----             ----
Pilgrim Emerging          Aetna Life Insurance & Annuity                   N/A               38.19%          38.1863%
Markets Fund              ACES Separate Acct. B, Valuations          Beneficial Owner
                          processing Department
                          151 Farmington Ave. RSMA
                          Hartford, CT 06156-0001

Pilgrim Emerging          Kemper Investors Life Insurance Co.              N/A               32.76%          32.7641%
Markets Fund              Variable Annuity Separate                  Beneficial Owner
                          Account Attn: Karen Porten
                          1 Kemper Drive T-1
                          Long Grove, IL 60049-0001

Pilgrim Emerging          Safeco Life Insurance Company                    N/A               19.41%          19.4098%
Markets Fund              Retirement Services                        Beneficial Owner
                          P.O. Box 34690
                          Seattle, WA 98124-1690

Pilgrim Natural           Aetna Life Insurance & Annuity                   N/A               68.92%          68.9221%
Resources Trust           ACES Separate Acct. B, Valuations          Beneficial Owner
                          processing Department
                          151 Farmington Ave. RSMA
                          Hartford, CT 06156-0001

Pilgrim Natural           Kemper Investors Life Insurance Co.              N/A               13.79%          13.7933%
Resources Trust           Variable Annuity Separate Account          Beneficial Owner
                          Attn: Karen Porten
                          1 Kemper Drive T-1
                          Long Grove, IL 60049-0001

Pilgrim Natural           Safeco Life Insurance Company                    N/A               11.99%          11.9857%
Resources Trust           Retirement Services                        Beneficial Owner
                          P.O. Box 34690
                          Seattle, WA 98124-1690

Pilgrim VIT Worldwide     Lion Connecticut Holdings Inc                    N/A               16.43%          16.4303%
Growth Fund               151 Farmington Ave                           Shareholder
                          Hartford, CT 06156

Pilgrim VIT Worldwide     Golden American Life Insurance Co                N/A               81.98%          81.9840%
Growth Fund               1475 Dunwoody Dr                             Shareholder
                          West Chester, PA 19380

Pilgrim VP Convertible    Lion Connecticut Holdings Inc                  Class S             78.59%          78.5938%
Portfolio                 151 Farmington Ave                           Shareholder
                          Hartford, CT 06156

Pilgrim VP Convertible    Golden American Life Insurance Co              Class S             21.40%          21.4047%
Portfolio                 1475 Dunwoody Dr                             Shareholder
                          West Chester, PA 19380

Pilgrim VP Growth &       Lion Connecticut Holdings Inc                  Class S             80.05%          79.2993%
Income Portfolio          151 Farmington Ave                           Shareholder
                          Hartford, CT 06156

Pilgrim VP Growth &       Golden American Life Insurance Co              Class S             19.95%          19.7668%
Income Portfolio          1475 Dunwoody Dr                             Shareholder
                          West Chester, PA 19380

Pilgrim  VP Growth +      Reliastar Life Insurance Co                    Class R              8.49%           8.4946%
Value Portfolio           FBO Select III Non-Qualified                 Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP Growth +       Reliastar Life Insurance Co                    Class R             12.28%          12.2778%
Value Portfolio           FBO Select III Non-Qualified                 Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim  VP Growth +      Reliastar Life Insurance Co                    Class R             54.13%          54.1259%
Value Portfolio           FBO Northern Life Var Ann - Sep 1            Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim  VP Growth +      Reliastar Life Insurance Co                    Class R             14.45%          14.4499%
Value Portfolio           FBO Select Life 2/3                          Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim  VP Growth        Reliastar Life Insurance Co                    Class R             16.35%           9.7330%
Opportunites Portfolio    FBO Select III Non-Qualified                 Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP Growth         Reliastar Life Insurance Co                    Class R             44.47%          26.4787%
Opportunites Portfolio    FBO Northern Life Var Ann - Sep 1            Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP Growth         Reliastar Life Insurance Co                    Class R             27.10%          16.1342%
Opportunites Portfolio    FBO Select Life 2/3                          Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP Growth         Reliastar Life Insurance Co                    Class R             10.25%           6.1026%
Opportunites Portfolio    FBO SVUL 1                                   Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP Growth         Golden American Life Insurance Co              Class S             96.87%          96.8660%
Opportunites Portfolio    1475 Dunwoody Dr                             Shareholder
                          West Chester, PA 19380

Pilgrim VP High Yield     Reliastar Life Insurance Co                    Class R             20.62%          20.6195%
Bond Portfolio            FBO Select III Non-Qualified                 Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP High Yield     Reliastar Life Insurance Co                    Class R             47.10%          47.1046%
Bond Portfolio            FBO Northern Life Var Ann - Sep 1            Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP High Yield     Reliastar Life Insurance Co                    Class R              5.96%           5.9586%
Bond Portfolio            FBO Bankers Variable Ann Qualified           Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP High Yield     Reliastar Life Insurance Co                    Class R              7.44%           7.4371%
Bond Portfolio            FBO Bankers Variable Ann Non Qual            Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP High Yield     Reliastar Life Insurance Co                    Class R              9.11%           9.1148%
Bond Portfolio            FBO Select Life 2/3                          Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP                Aetna Life Insurance & Annuity                 Class R              7.37%           7.3702%
International Value       Aces Separate Acct B                         Shareholder
Portfolio                 151 Farmington Ave
                          Hartford, CT 06156

Pilgrim VP                Reliastar Life Insurance Co                    Class R             18.88%          18.8795%
International Value       FBO Select III Non-Qualified                 Shareholder
Portfolio                 Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP                Reliastar Life Insurance Co                    Class R             43.15%          43.1463%
International Value       FBO Northern Life Var Ann - Sep 1            Shareholder
Portfolio                 Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP                Reliastar Life Insurance Co                    Class R             20.87%          20.8687%
International Value       FBO Select Life 2/3                          Shareholder
Portfolio                 Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP LargeCap       Lion Connecticut Holdings Inc                  Class S             51.50%          51.4974%
Growth Portfolio          151 Farmington Ave                           Shareholder
                          Hartford, CT 06156

Pilgrim VP LargeCap       Golden American Life Insurance Co              Class S             48.50%          48.5015%
Growth Portfolio          1475 Dunwoody Dr                             Shareholder
                          West Chester, PA 19380

Pilgrim VP MagnaCap       Reliastar Life Insurance Co                    Class R             35.14%          10.2797%
Portfolio                 FBO Select III Non-Qualified                 Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP MagnaCap       Reliastar Life Insurance Co                    Class R             33.80%           9.8864%
Portfolio                 FBO Northern Life Var Ann - Sep 1            Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP MagnaCap       Reliastar Life Insurance Co                    Class R             17.57%           5.1393%
Portfolio                 FBO Select Life 2/3                          Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP MagnaCap       Security Life Insurance Co of                  Class R              7.23%           2.1147%
Portfolio                 Denver A VUL                                 Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP MagnaCap       Golden American Life Insurance Co              Class S             92.15%          65.1910%
Portfolio                 1475 Dunwoody Dr                             Shareholder
                          West Chester, PA 19380

Pilgrim VP MagnaCap       Aetna Life Insurance & Annuity                 Class S              7.41%           5.2443%
Portfolio                 Aces Separate Acct B                          Shareholder
                          151 Farmington Ave
                          Hartford, CT 06156

Pilgrim VP MidCap         Reliastar Life Insurance Co                    Class R             18.03%          14.7710%
Opportunities Portfolio   FBO Select III Non-Qualified                 Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP MidCap         Reliastar Life Insurance Co                    Class R             37.43%          30.6655%
Opportunities Portfolio   FBO Northern Life Var Ann - Sep 1            Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP MidCap         Reliastar Life Insurance Co                    Class R             32.12%          26.3148%
Opportunities Portfolio   FBO Select Life 2/3                          Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP MidCap         Security Life Insurance Co of                  Class R              6.65%           5.4486%
Opportunities Portfolio   Denver A VUL                                 Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP MidCap         Aetna Life Insurance & Annuity                 Class S            100.00%          18.0806%
Opportunities Portfolio   Aces Separate Acct B                         Shareholder
                          151 Farmington Ave
                          Hartford, CT 06156

Pilgrim VP Research       Reliastar Life Insurance Co                    Class R              8.72%           8.7167%
Enhanced Index Portfolio  FBO Select III Non-Qualified                 Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP Research       Reliastar Life Insurance Co                    Class R             11.90%          11.8978%
Enhanced Index Portfolio  FBO Select III Qualified                     Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP Research       Reliastar Life Insurance Co                    Class R             66.46%          66.4639%
Enhanced Index Portfolio  FBO Northern Life Var Ann - Sep 1            Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP Research       Reliastar Life Insurance Co                    Class R             11.17%          11.1722%
Enhanced Index Portfolio  FBO Select Life 2/3                          Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP SmallCap       Reliastar Life Insurance Co                    Class R              9.69%           8.5591%
Opportunities Portfolio   FBO Select III Non-Qualified                 Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP SmallCap       Reliastar Life Insurance Co                    Class R             12.99%          11.4703%
Opportunities Portfolio   FBO Select III Qualified                     Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP SmallCap       Reliastar Life Insurance Co                    Class R             38.40%          33.9037%
Opportunities Portfolio   FBO Northern Life Var Ann - Sep 1            Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP SmallCap       Reliastar Life Insurance Co                    Class R             22.02%          19.4368%
Opportunities Portfolio   FBO Select Life 2/3                          Shareholder
                          Rte 5106, PO Box 20
                          Minneapolis, MN 55440

Pilgrim VP SmallCap       Golden American Life Insurance Co              Class S             90.83%          10.6408%
Opportunities Portfolio   1475 Dunwoody Dr                             Shareholder
                          West Chester, PA 19380

Pilgrim VP SmallCap       Aetna Life Insurance & Annuity                 Class S             9.17%            1.0737%
Opportunities Portfolio   Aces Separate Acct B                         Shareholder
                          151 Farmington Ave
                          Hartford, CT 06156

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                   APPENDIX 3

                              OFFICERS OF THE FUNDS

NAME AND AGE                       POSITION                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------                       --------                -------------------------------------------
James M. Hennessy                  President, Chief        President and Chief Executive Officer of each of the
(Age 52)                           Executive Officer,      Pilgrim Funds (since February 2001); Chief Operating
7337 E. Doubletree Ranch Rd.       and Chief Operating     Officer of each of the Pilgrim Funds (since July 2000);
Scottsdale, Arizona  85258         Officer                 Director of ING Pilgrim Group, LLC, ING Pilgrim Investments,
                                                           LLC, ING Pilgrim Securities, Inc., ING Pilgrim Capital
                                                           Corporation, LLC, ING Lexington Management Corporation,
                                                           Lexington Funds Distributor, Inc., Market Systems Research
                                                           Advisors, Inc., Market Systems Research, Inc., Express America
                                                           T.C. Corporation, EAMC Liquidation Corp. (since December 2000);
                                                           and President  and Chief Executive Officer of ING Pilgrim
                                                           Investments, LLC, ING Pilgrim Group, LLC, ING Pilgrim Capital
                                                           Corporation, LLC, ING Lexington Management Corporation, Express
                                                           America T.C. Corporation, EAMC Liquidation Corp. (since December
                                                           2000). Formerly Senior Executive Vice President (June 2000 -
                                                           December 2000) and Secretary (April 1995 - December 2000), ING
                                                           Pilgrim Capital Corporation, ING Pilgrim Group, Inc., ING
                                                           Pilgrim  Investments, Inc., ING Lexington Management Corporation,
                                                           Express America T.C. Corporation, EAMC Liquidation Corp.; Senior
                                                           Executive Vice President (July 2000 - February 2001) and Secretary
                                                           (April 1995 - February 2001) of each of the Pilgrim Funds;
                                                           Executive Vice President, Pilgrim Capital Corporation and its
                                                           affiliates (May 1998 - June 2000) and Senior Vice President,
                                                           Pilgrim Capital and its affiliates (April 1995 - April 1998).

Stanley D. Vyner                   Executive Vice          Executive Vice President of most of the Pilgrim Funds (since
(Age 51)                           President and Chief     July 1996). Formerly, President and Chief Executive Officer
7337 E. Doubletree Ranch Rd.       Investment Officer --   of ING Pilgrim Investments, LLC (August 1996-August 2000).
Scottsdale, Arizona  85258         International Equities

Michael J. Roland                  Senior Vice President   Senior Vice President and Chief Financial Officer, ING Pilgrim
(Age 43)                           and Principal           Group, LLC, ING Pilgrim Investments, LLC, and ING Pilgrim
7337 E. Doubletree Ranch Rd.       Financial Officer       Securities, Inc. (since June 1998); Senior Vice President and
Scottsdale, Arizona  85258                                 Principal Financial Officer of most of the Pilgrim Funds. He served in same capacity from January 1995 - April 1997. Formerly,
                                                           Chief Financial Officer of Endeaver Group (April 1997 to June 1998).

Robert S. Naka                     Senior Vice             Senior Vice President, ING Pilgrim Investments, LLC (since November
(Age 38)                           President and           1999) and ING Pilgrim Group, LLC (since August 1999); Senior Vice
7337 E. Doubletree Ranch Rd.       Assistant Secretary     President and Assistant Secretary of each of the other Pilgrim
Scottsdale, Arizona  85258                                 Funds. Formerly Vice President, ING Pilgrim Investments, Inc.
                                                           (April 1997 - October 1999), ING Pilgrim Group, Inc. (February
                                                           1997 - August 1999) and Assistant Vice President, ING Pilgrim
                                                           Group, Inc. (August 1995-February 1997).

Robyn L. Ichilov                   Vice President          Vice President, ING Pilgrim Investments, LLC (since August 1997);
(Age 34)                           and Treasurer           Accounting Manager (since November 1995); Vice President and
7337 E. Doubletree Ranch Rd.                               Treasurer of most of the Pilgrim Funds.
Scottsdale, Arizona  85258

Kimberly A. Anderson               Vice President and      Vice President of ING Pilgrim Group, LLC (since January 2001) and
(Age 37)                           Secretary               Vice President and Secretary of each of the Pilgrim Funds (since
7337 E. Doubletree Ranch Rd.                               February 2001). Formerly Assistant Vice President and Assistant
Scottsdale, Arizona  85258                                 Secretary of each of the Pilgrim Funds (August 1999-February
                                                           2001) and Assistant Vice President of ING Pilgrim Group, Inc.
                                                           (November 1999-January 2001). Ms. Anderson has held various other positions with ING Pilgrim Group, Inc. for more than the last five years.

Ralph G. Norton III                Senior Vice President   Senior Vice President and Chief Investment Officer, Fixed Income,
(Age 42)                           and Chief Investment    ING Pilgrim Investments, LLC (since August 2001). Formerly,
7337 E. Doubletree Ranch Rd.       Officer -- Fixed        Senior Market Strategist, Aeltus Investment Management, Inc.
Scottsdale, Arizona  85258         Income                  (from January 2001 to August 2001); Chief Investment Officer, ING
                                                           Mutual Funds Management Co. (1990 to January 2001).

Mary Lisanti                       Executive Vice          Executive Vice President of the Pilgrim Funds (since May 1998).
(Age 45)                           President and Chief     Formerly Portfolio Manager, Strong Capital Management; and
7337 E. Doubletree Ranch Rd.       Operating Officer --    Managing Director and Head of Small- and Mid-Capitalization
Scottsdale, Arizona  85258         Domestic Equities       Equity Strategies at Bankers Trust Corp. (1993-1996).

                                   APPENDIX 4

                         INFORMATION REGARDING KPMG LLP

AUDIT FEES

Audit Fees billed by KPMG for Funds with the fiscal year ended December 31, 2000 totaled $142,000.

ALL OTHER FEES

For all other services provided during the period of January 1, 2000 to October 31, 2000, KPMG billed the Funds, the Funds' investment adviser and any other entities controlled by the investment adviser, that provided services to the Funds $89,575. All other services include tax advisory and compliance services, review of filings made with the SEC and other procedures. The Audit Committee of the Board will periodically consider whether KPMG's receipt of non-audit fees from each of the Funds, ING Pilgrim and all entities controlling, controlled by, or under common control with ING Pilgrim that provide services to the Funds is compatible with maintaining KPMG's independence.

On February 26, 2001, based on recommendations from management and the Audit Committee, the Board of USLICO Series Fund approved changing the independent auditor to KPMG. The change was part of standardizing the accountancy process to ensure that the Insurance Funds in the Pilgrim Funds complex shared the same independent auditor. The prior firm, Deloitte and Touche, did not in the past two years issue a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the past two years, the Fund had no disagreements with Deloitte and Touche, LLP regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On March 23, 2001, based on recommendations from management and the Audit Committee, the Board of Pilgrim VIT Worldwide Growth Fund approved changing the independent auditor to KPMG. This decision was ratified at a meeting of the Board and the Audit Committee on May 9, 2001. The change was part of standardizing the accountancy process to ensure that the Insurance Funds in the Pilgrim Funds complex shared the same independent auditor. The prior firm, Ernst & Young LLP, did not in the past two years issue a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the past two years, the Fund had no disagreements with Ernst & Young LLP regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

[LOGO] ING PILGRIM                                              ( FIRST CLASS  )
                                                                ( U.S. POSTAGE )
From:                                                           (     PAID     )
PROXY TABULATOR                                                 (     PROXY    )
P.O. BOX 9132                                                   (   TABULATOR  )
HINGHAM, MA 02043-9132







         * Please fold and detach card at perforation before mailing *

The undersigned hereby instructs James M. Hennessy or Kimberly A. Anderson (Proxies) to vote the shares held by him or her at the Special Meeting of Shareholders of the above referenced Pilgrim Fund ("Meeting") to be held at:
8:00 a.m., local time, on February 21, 2002, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                              Date ___________________

                              Please vote, sign and date this voting instruction and return it in the enclosed envelope. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES.

                              ___________________________________________
                              Signature(s) and Title(s), if applicable

                              This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

                                                                      PILGRIM/VP

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.







         * Please fold and detach card at perforation before mailing *

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

                                                        FOR  WITHHOLD  FOR ALL
                                                        ALL    ALL     EXCEPT
1. To elect [12] members of the Boards of
   Directors/Trustees to hold office until the
   election and qualification of their successors.
   (01) Paul S. Doherty, (02) J. Michael Earley, (03)   [ ]    [ ]      [ ]
   R. Barbara Gitenstein, (04) Walter H. May, (05)
   Thomas J. McInerney, (06) Jock Patton, (07) David
   W. C. Putnam, (08) Blaine E. Rieke, (09) Robert C.
   Salipante, (10) John G. Turner, (11) Roger B.
   Vincent, and (12) Richard A. Wedemyer

   ___________________________________________
   YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY
   INDIVIDUAL NOMINEES BY MARKING THE "FOR ALL
   EXCEPT" BOX AND WRITING THE NAMES(S) OF SUCH
   NOMINEE(S) IN THE SPACE PROVIDED ABOVE.

2. Approval of amendments to Amended and Restated       [ ]    [ ]      [ ]
   Articles of Incorporation or Amended and Restated
   Declarations of Trust, as the case may be, for
   some of the Funds to permit the Boards to
   determine the number of Directors/Trustees to the
   Funds.
                                                        FOR  AGAINST  ABSTAIN
3. Confirmation of KPMG LLP as current independent      [ ]    [ ]      [ ]
   public accountant.

4. Such other business as may properly come before      [ ]    [ ]      [ ]
   the Special Meeting or any adjournment(s) or postponements(s) thereof.

                                                                      PILGRIM/VP